SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 2003


           CARNIVAL CORPORATION                           CARNIVAL PLC
           --------------------                           ------------
         (Exact name of registrant                  (Exact name of registrant
         as specified in its charter)              as specified in its charter)

            REPUBLIC OF PANAMA                          ENGLAND AND WALES
            ------------------                          -----------------
       (State or other jurisdiction               (State or other jurisdiction
             of incorporation)                            of incorporation)

                  I-9610                                     I-15136
                  ------                                     -------
         (Commission File Number)                    (Commission File Number)

               59-1562976                                     NONE
               ----------                                     ----
             (I.R.S. Employer                            (I.R.S. Employer
            Identification No.)                         Identification No.)

                                                         CARNIVAL HOUSE
         3655 N.W. 87TH AVENUE,                        5 GAINSFORD STREET
        MIAMI, FLORIDA 33178-2428                    LONDON, SE1 2NE, ENGLAND
        -------------------------                    ------------------------
      (Address of principal executive            (Address of principal executive
                  offices)                                   offices)

              (305) 599-2600                           011 44 20 7805 1200
              --------------                           -------------------
       (Registrant's telephone number,          (Registrant's telephone number,
             including area code)                      including area code)

                 NONE                                       NONE
                 ----                                       ----
     (Former name and former address,           (Former name and former address,
       if changed since last report)              if changed since last report)

Item 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.
            -----------------------------------------

            On May 30, 2003, Carnival Corporation & plc issued a press release relating to the closing of a private placement of an additional $116 million aggregate principal amount at maturity of Carnival Corporation's senior convertible debentures due 2033, which is attached as Exhibit 99.1 to this report and is incorporated in this item by reference.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

(c)      Exhibits

99.1     Press Release of Carnival Corporation & plc dated May 30, 2003.


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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Date:  May 30, 2003                          CARNIVAL CORPORATION



                                             By:    /s/ Arnaldo Perez
                                                 ------------------------------
                                                 Name:  Arnaldo Perez
                                                 Title: Senior Vice President,
                                                        General Counsel and
                                                        Secretary

Date:  May 30, 2003                          CARNIVAL PLC



                                             By:    /s/ Gerald R. Cahill
                                                 ------------------------------
                                                 Name:  Gerald R. Cahill
                                                 Title: Senior Vice President
                                                        Finance and Chief
                                                        Financial Officer


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


                                  Exhibit List

     EXHIBIT     DESCRIPTION
     -------     -----------

     99.1        Press Release of Carnival Corporation & plc dated May 30, 2003.